UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 10, 2008
__________________________

GENIUS PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	0-27915	33-0852923
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3301 Exposition Boulevard, Suite 100
Santa Monica, California 90404
 (Address of Principal Executive Offices) (Zip Code)

(310) 401-2200
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On November 10, 2008, Genius Products, Inc. (the “Company”) issued a press release announcing the filing of a notice of extension on Form 12b-25 extending the time to file the Company’s quarterly report on Form 10-Q, and the date of the Company’s third quarter 2008 earnings release.   A copy of the press release is attached as Exhibit 99.1 to this report and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press Release of Genius Products, Inc., dated November 10, 2008*

* Exhibit 99.1 is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS PRODUCTS, INC.

Date: November 10, 2008	By:	/s/ Edward J. Byrnes
Edward J. Byrnes
Chief Financial Officer